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                                                                  EXHIBIT 10.31



                        INLAND ENTERTAINMENT CORPORATION
                  CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

         This CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT ("Agreement") is dated this 13th day of February, 1998 by and between ARTHUR R.
PFITZENMAYER, and TORREY PINES CONSULTANTS, INC. A CALIFORNIA CORPORATION, ("CONSULTANT") and INLAND ENTERTAINMENT CORPORATION, A UTAH CORPORATION ("COMPANY").

         WHEREAS the COMPANY is the owner of information relating to intellectual property matters including but not limited to patents, trademarks, copyrights, and similar trade secrets (hereinafter referred to collectively as "CONFIDENTIAL INFORMATION" as more fully defined hereinbelow); and

         WHEREAS the COMPANY is desirous of disclosing said information to CONSULTANT for purposes of obtaining consulting and related services as more fully set forth in that certain Consulting Agreement entered into on February 13, 1998; and

         WHEREAS the COMPANY wishes to maintain in confidence said CONFIDENTIAL INFORMATION; and

         WHEREAS the parties recognize the necessity of maintaining the strictest confidence with respect to said CONFIDENTIAL INFORMATION.

         NOW THEREFORE, CONSULTANT and the COMPANY hereby agrees as follows:

1. CONSULTANT acknowledges that in connection with services to be provided by the Consultant pursuant to the above-referenced Consulting Agreement between COMPANY and CONSULTANT, COMPANY may disclose to CONSULTANT CONFIDENTIAL INFORMATION belonging to COMPANY. As a material inducement for COMPANY disclosing such information to CONSULTANT, and in accordance with the terms of the Consulting Agreement, CONSULTANT has agreed to execute and deliver this Agreement.

2. CONSULTANT agrees to hold and shall hold said CONFIDENTIAL INFORMATION in trust and confidence, observe the strictest secrecy with respect to all information presented by the COMPANY and CONSULTANT evaluation and use thereof, and shall take all reasonable precautions and measures to protect the secrecy of and avoid the disclosure or use of the CONFIDENTIAL INFORMATION by any unauthorized persons or in any unauthorized manner and to prevent it from falling into the public domain or the possession of persons other than those persons authorized by the COMPANY to have any such information, which measures shall at a minimum include the highest degree of care that CONSULTANT utilizes to protect its own information of similar nature


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but no less than a reasonable degree of care. CONSULTANT shall disclose such information only to persons authorized to receive the same by the COMPANY. CONSULTANT shall be responsible for any damage resulting from any breach of this Agreement by CONSULTANT.

3. CONSULTANT shall neither make use of nor disclose to any third party during the period of this Agreement and thereafter any such CONFIDENTIAL INFORMATION accept in accordance with the terms and conditions of this Agreement. CONSULTANT agrees to notify the Company immediately in writing of any misuse or misappropriation of the CONFIDENTIAL INFORMATION which may come to Consultant=s attention.

4. Nothing in this Agreement is intended to grant any right, interest, or license to CONSULTANT under any patent, patent application, or any copyright or trademark heretofore granted or filed in which the COMPANY has or subsequently obtains any right, title, or interest; nor shall this Agreement grant CONSULTANT any rights in the CONFIDENTIAL INFORMATION. CONSULTANT agrees that all rights to the CONFIDENTIAL INFORMATION as defined hereinbelow shall be the sole and exclusive property of the COMPANY.

5. This Agreement covers only information not previously known to CONSULTANT from other sources or otherwise in the public domain. If CONSULTANT has prior knowledge of any alleged CONFIDENTIAL INFORMATION disclosed by the COMPANY, CONSULTANT will notify the COMPANY of such knowledge within thirty (30) days, specifically identifying in writing the alleged CONFIDENTIAL INFORMATION involved and the source of any such public information while maintaining confidence with regard to information owned by others.

6. For purpose of this Agreement, "CONFIDENTIAL INFORMATION" is defined as any corporate documentation, financial or accounting information, trade secrets, business plans, customer lists, vendor lists, products, analysis, formulas, written materials, test results, descriptions, drawings, materials, records relating to research and development, inventions, pricing methods, marketing techniques, methods of operation, computer programs, computer codes or entry codes, proprietary computer data or programs, employee manuals, internal and external memoranda, engineering document or data, and any and all similar materials, information, and intellectual property including any and all patents, copyrights, and trademarks as the same may be defined under Title 35, Title 17, and Title 15 of the United States Code; whether said information is written, oral, magnetic or other machine-readable format. CONFIDENTIAL INFORMATION does not include information, knowledge or factual data which (i) is in the possession of the CONSULTANT prior to the time of disclosure; or (ii) becomes part of the public knowledge or literature other than by reason of any inaction or action of CONSULTANT, (iii) was disclosed to CONSULTANT without restriction by a third party having the right to disclose the same, or (iv) is approved for release by the COMPANY.

7. Upon completion of the services performed by CONSULTANT, or upon request by the COMPANY, CONSULTANT shall promptly return to the COMPANY any and all original materials provided by the COMPANY and any and all documents, papers, memorandum, drawings, specifications, data, film, tape, conceptual renderings, disks, and any other tangible materials of any description containing CONFIDENTIAL INFORMATION, including all copies and notes or other documents that are in the CONSULTANT'S possession pertaining thereto.


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8. CONSULTANT agrees not to use said CONFIDENTIAL INFORMATION for purposes of consulting, advising, lobbying, or collaborating with any third party without the prior express written consent of the COMPANY. If CONSULTANT determines that it must consult third parties for purposes of performing services related to this Agreement, all such third parties must enter into a separate agreement directly with COMPANY prior to any disclosure of said CONFIDENTIAL INFORMATION to said third parties by CONSULTANT.

9. CONSULTANT warrants that all of CONSULTANT'S employees who come into contact with said CONFIDENTIAL INFORMATION have signed or will sign agreements consistent with the terms and conditions of this Agreement before they are allowed to have any contact whatsoever with said CONFIDENTIAL INFORMATION.

10. This Agreement and the covenants and obligations hereunder shall survive the termination of any discussion and/or business relationship between the COMPANY and CONSULTANT.

11. The terms, conditions, and covenants of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors, heirs, and assigns. Failure to insist upon strict performance of any term or condition of this Agreement shall not constitute a waiver of such term, or of any other term of this Agreement.

12. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter herein. All prior or contemporaneous agreements, understanding, representations, warranties, and statements, oral or written, relating to the subject matter are superseded and without effect. No modification of or amendment to this Agreement shall be binding unless in writing and executed by the parties hereto or their lawful representatives.

13. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of California, regardless of the laws that otherwise may be applicable under the principles of conflicts of law. The court and authorities of the State of California and the Federal District Court for the District of the County of San Diego, State of California, shall have sole jurisdiction and venue over all controversies that may arise with respect to the execution, interpretation, and compliance with the Agreement. In the event of any litigation or dispute regarding or arising form this Agreement, and in addition to any and all remedies at law and in equity, the prevailing party shall be entitled to recover its reasonable attorney=s fees, expenses, and costs of suit incurred therein or in the enforcement or collection of any judgment or award rendered therein.

14. It is further understood, acknowledged, and agreed that monetary damages alone would not be a sufficient remedy for any breach of this Agreement by CONSULTANT. Accordingly, in addition to any and all remedies at law, the COMPANY shall be entitled to any and all equitable


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remedies including but not limited to specific performance, injunctive and any other equitable relief as a partial remedy for any such breach. CONSULTANT expressly waives any requirement for the securing or posting of any bond in connection with such remedy. Such relief shall not be deemed to be the exclusive remedy for any breach of this Agreement, but shall be in addition to all other remedies available at law or in equity to the COMPANY. The prevailing party in such action shall be entitled to reimbursement of reasonable attorney's fees and costs from the other party.

         This Agreement shall become effective and binding upon CONSULTANT'S execution hereof without the necessity of execution by the COMPANY.


         DATED THIS 13TH DAY OF FEBRUARY, 1998.


INLAND ENTERTAINMENT CORPORATION                  TORREY PINES CONSULTANTS, INC.
A UTAH CORPORATION                                A CALIFORNIA CORPORATION

By: /s/ AB LAUB                                   By: /s/ ARTHUR R. PFIZENMEYER
    ------------------------------                    --------------------------
        AB Laub                                           Arthur R. Pfizenmeyer
Title:  EVP/CFO                                    Title: President
      ----------------------------

                                                  /s/ ARTHUR R. PFIZENMEYER
                                                  ------------------------------
                                                  Arthur R. Pfizenmayer


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